Press release 6.11.2018 Bank issues 3-year unsecured senior notes BBVA Compass closes $1.15 billion senior notes offering  $450 million of floating rate unsecured senior notes due 2021  $700 million of 3.50 percent unsecured senior notes due 2021 BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), announced today that its wholly-owned subsidiary Compass Bank has closed the sale of $450 million in aggregate principal amount of floating rate unsecured senior notes due 2021 (the “Floating Rate Notes”) and $700 million in aggregate principal amount of 3.50 percent unsecured senior notes due 2021 (the “Fixed Rate Notes” and together with the Floating Rate Notes, the “Notes”). The Floating Rate Notes were sold at a price of 100 percent of par and the Fixed Rate Notes were sold at a price of 99.704 percent of par. The Floating Rate Notes will mature on June 11, 2021, and will bear interest equal to the 3- month LIBOR rate plus 0.73 percent per annum (the 3-month LIBOR rate will be reset quarterly), payable quarterly in arrears on March 11, June 11, September 11 and December 11 of each year, beginning on September 11, 2018. The Fixed Rate Notes will mature on June 11, 2021, and will bear interest at a rate of 3.50 percent per annum, payable semi-annually in arrears on June 11 and December 11 of each year, beginning on December 11, 2018. Compass Bank intends to use the proceeds of the Notes offering for general corporate purposes in the ordinary course of business. Morgan Stanley & Co. LLC, BBVA Securities Inc., Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC acted as joint book-running managers for the offering of the Senior Notes. Additional information pertaining to BBVA Compass’ fixed income issuances can be found on our website at bbvacompass.com under the Investor Relations tab. Contact Details: Christina Anderson Ed Bilek External Communications Investor Relations Tel. 205 524 5214 Tel. 205 297 3331 christina.anderson@bbva.com ed.bilek@bbva.com

6.11.2018 About BBVA Compass BBVA Compass is a Sunbelt-based financial institution that operates 649 branches, including 336 in Texas, 89 in Alabama, 63 in Arizona, 61 in California, 45 in Florida, 37 in Colorado and 18 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (6th). BBVA Compass has been recognized as one of the leading small business lenders by the Small Business Administration (SBA) and ranked 6th nationally in the total number of SBA loans originated in fiscal year 2017. Additional information about BBVA Compass can be found under the Investor Relations tab at bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com. About BBVA Group BBVA (NYSE: BBVA) is a customer-centric global financial services group founded in 1857. The Group has a strong leadership position in the Spanish market, is the largest financial institution in Mexico, it has leading franchises in South America and the Sunbelt Region of the United States; and it is also the leading shareholder in Garanti, Turkey’s biggest bank for market capitalization. Its diversified business is focused on high-growth markets and it relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. More information about BBVA Group can be found at bbva.com. On April 5, 2018, BBVA filed its annual report on Form 20-F for the year ended December 31, 2017, with the U.S. Securities and Exchange Commission. A copy can be accessed on the BBVA website at https://shareholdersandinvestors.bbva.com/the-share/adrs-english/. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2017, including complete audited financial statements, free of charge. To request a copy, contact Ed Bilek at ed.bilek@bbva.com. Forward-Looking Statements Certain statements in this press release may contain forward-looking statements about BBVA Compass Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2018, as updated by our subsequent SEC filings.